SUPPLEMENT DATED APRIL 12, 2005 TO
                THE TRAVELERS SERIES TRUST: LAZARD INTERNATIONAL STOCK PORTFOLIO
                                                    PROSPECTUS DATED MAY 3, 2004


The following information supplements the information in The Travelers Series
Trust: Lazard International Stock Portfolio prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The Board of Trustees of The Travelers Series Trust, on behalf of the Lazard International Stock Portfolio, approved a new sub-advisory agreement ("Agreement") between Travelers Asset Management International Company LLC and Mondrian Investment Partners Ltd. The terms of the new Agreement are the same in all material respects as those of the current sub-advisory agreement, except that the sub-advisory fee will be revised from a fee calculated at an annual rate in accordance with the following schedule: 0.825% on the first $100 million of assets, 0.775% on the next $400 million of assets, 0.725% on the next $500 million of assets, and 0.70% on assets over $1 billion, to a fee calculated at an annual rate in accordance with the following schedule: 0.425% of the first $100 million of assets and 0.30% on assets over $100 million.

The Agreement is subject to shareholder approval. A special meeting of shareholders to vote on the Agreement is scheduled to be held on June 10, 2005. Proxy materials will be mailed on or about May 9, 2005 to the portfolio's shareholders of record as of April 15, 2005. The Board also approved the termination of the current sub-advisory agreement with Lazard Asset Management.

Commensurate with the new Agreement taking effect, the name of the portfolio will be changed to Mondrian International Stock Portfolio. The portfolio's investment objective of seeking capital appreciation will remain the same and the portfolio will continue to invest 80% of its assets in equity securities, primarily those of non-U.S. domiciled companies that are located in developed markets.

April 2005                                                               L-24503